Exhibit 99.2

FINAL FOR RELEASE

CHARLES RIVER ASSOCIATES (CRA)

FOURTH-QUARTER AND FULL-YEAR FISCAL 2016

EARNINGS ANNOUNCEMENT

PREPARED CFO REMARKS

CRA is providing these prepared remarks by CFO Chad Holmes in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results.

Q4 Fiscal 2016 Summary (Quarter ended December 31, 2016)

•                  Revenue and non-GAAP revenue: $79.6 million

•                  Net income and non-GAAP net income: $2.1 million, or 2.6% of revenue

•                  Earnings per diluted share and non-GAAP earnings per diluted share: $0.24

•                  Operating margin: 4.5%; Non-GAAP operating margin: 4.6%

•                  Effective tax rate: 38.5%; Non-GAAP effective tax rate: 38.5%

•                  Utilization: 71%

•                  Cash and cash equivalents: $53.5 million at December 31, 2016

•                  Non-GAAP Adjusted EBITDA: $12.9 million, or 16.2% of non-GAAP revenue

•                  Consultant headcount at the end of Q4 of fiscal 2016: 540, which consisted of 119 officers, 270 other senior staff, and 151 junior staff

Revenue

Revenue was $79.6 million for Q4 of fiscal 2016, compared with revenue of $72.5 million for Q4 of fiscal 2015. Revenue for Q4 of fiscal 2016 included zero contribution from GNU (formerly known as “NeuCo”; see more details in the “Non-GAAP Financial Measures” section). Revenue for Q4 of fiscal 2015 included $0.9 million from GNU. Non-GAAP revenue was $79.6 million for Q4 of fiscal 2016, compared with non-GAAP revenue of $71.6 million for Q4 of fiscal 2015.

Revenue for the full-year fiscal 2016 was $324.8 million, compared with $303.6 million for the full-year fiscal 2015. Excluding GNU revenue from both periods, non-GAAP revenue for full-year fiscal 2016 was $324.0 million, compared with $299.8 million for the full-year fiscal 2015.

Headcount

The following table outlines our consultant headcount at the end of the stated quarters:

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015
Officers	119	115	117	118	122
Other Senior Staff	270	270	254	261	267
Junior Staff	151	156	122	120	122
Total	540	541	493	499	511

Utilization

Companywide utilization in Q4 of fiscal 2016 was 71%, compared with 68% in Q4 of fiscal 2015. For both the full-year fiscal 2016 and the full-year fiscal 2015, companywide utilization was 74%.

Contingent Liability

In Q4 of fiscal 2016, the estimate of the future contingent consideration obligation associated with a prior acquisition was increased by $0.1 million. This contingent consideration obligation amounted to $0.5 million at December 31, 2016, compared with $0.8 million at January 2, 2016.

Gross Margin

Gross margin in Q4 of fiscal 2016 was 29.5%, compared with 29.4% in Q4 of fiscal 2015. Non-GAAP gross margin in Q4 of fiscal 2016 was 29.6%, compared with 28.9% in Q4 of fiscal 2015. Client reimbursable expenses, on a GAAP and non-GAAP basis, were 11.3% of revenue in Q4 of fiscal 2016, compared with 12.2% of revenue on a GAAP basis and 12.3% on a non-GAAP basis in Q4 of fiscal 2015.

For the full-year fiscal 2016, gross margin was 30.0%, compared with 31.6% for the full-year fiscal 2015. Non-GAAP gross margin for the full-year fiscal 2016 was 30.0%, compared with 31.4% for the full-year fiscal 2015. Client reimbursable expenses, on a GAAP and non-GAAP basis, were 10.6% of revenue for the full-year fiscal 2016, compared with 11.1% for the full-year fiscal 2015.

Goodwill Impairment

In Q4 of fiscal 2015, a goodwill impairment related to CRA’s GNU subsidiary was identified and resulted in a non-cash charge of $4.5 million, or $2.9 million after-tax, before taking into account the portion attributable to noncontrolling interests. No goodwill impairment was taken in Q4 of fiscal 2016.

SG&A Expenses

For Q4 of fiscal 2016, SG&A expenses were $17.8 million, or 22.4% of revenue, compared with SG&A expenses of $17.3 million, or 23.9% of revenue, in Q4 of fiscal 2015. Non-GAAP SG&A expenses were $17.9 million, or 22.5% of non-GAAP revenue, in Q4 of fiscal 2016, compared with $16.7 million, or 23.3% of non-GAAP revenue, in Q4 of fiscal 2015.

SG&A expenses for the full-year fiscal 2016 were $70.6 million, or 21.7% of revenue, compared with $72.4 million, or 23.9% of revenue, for the full-year fiscal 2015. On a non-GAAP basis, the full-year fiscal 2016 SG&A expenses were $69.5 million, or 21.4% of non-GAAP revenue, compared with $69.4 million, or 23.1% of non-GAAP revenue, for the full-year fiscal 2015.

Commissions to non-employee experts are included in SG&A. On a GAAP and non-GAAP basis, these commissions represented approximately 3.2% of revenue in Q4 of fiscal 2016 and in Q4 of fiscal 2015. Excluding these commissions, non-GAAP SG&A expenses were 19.2% of non-GAAP revenue in Q4 of fiscal 2016 and 20.1% of non-GAAP revenue in Q4 of fiscal 2015.

For the full-year fiscal 2016, excluding these commissions to non-employee experts, SG&A expenses were 18.9% of revenue, compared with 22.0% of revenue for the full-year fiscal 2015. For the full-year fiscal 2016, excluding these commissions to non-employee experts, non-GAAP SG&A expenses were 18.5% of non-GAAP revenue for the full-year fiscal 2016, compared with 19.8% of non-GAAP revenue for the full-year fiscal 2015.

Depreciation & Amortization

On a GAAP and non-GAAP basis, depreciation and amortization expense was $2.0 million for Q4 of fiscal 2016, compared with $1.8 million for Q4 of fiscal 2015. On a GAAP and non-GAAP basis, depreciation and amortization expense was $7.9 million for the full-year fiscal 2016, compared with $6.6 million for the full-year fiscal 2015.

Share-Based Compensation Expense

The strong performance of the firm and the appreciation of CRA’s stock led to a higher share-based compensation expense in Q4 of fiscal 2016. On a GAAP and non-GAAP basis, share-based compensation expense was approximately $2.1 million for Q4 of fiscal 2016, compared with $1.4 million for Q4 of fiscal 2015. This equates to 2.6% of both GAAP and non-GAAP revenue in Q4 of fiscal 2016, compared with 1.9% of both GAAP and non-GAAP revenue in Q4 of fiscal 2015.

For the full-year fiscal 2016, on a GAAP and non-GAAP basis, share-based compensation expense was approximately $6.9 million, or 2.1% of both GAAP and non-

GAAP revenue, compared with $5.8 million, or 1.9% of both GAAP and non-GAAP revenue, for the full-year fiscal 2015.

Operating Income

Operating income was $3.6 million, or 4.5% of revenue, in Q4 of fiscal 2016, compared with an operating loss of $2.3 million, or 3.2% of revenue, in Q4 of fiscal 2015. Non-GAAP operating income was $3.6 million, or 4.6% of non-GAAP revenue, for Q4 of fiscal 2016, compared with $2.2 million, or 3.1% of non-GAAP revenue, for Q4 of fiscal 2015.

For the full-year fiscal 2016, operating income was $18.9 million, or 5.8% of revenue, compared with $12.4 million, or 4.0% of revenue, for the full-year fiscal 2015. Non-GAAP operating income was $19.7 million, or 6.1% of non-GAAP revenue, for the full-year fiscal 2016, compared with $18.3 million, or 6.1% of non-GAAP revenue, for the full-year fiscal 2015.

Interest and Other (Expense) Income, net

In Q4 of fiscal 2016, interest and other expense was $240,000 on both a GAAP and non-GAAP basis. This compares with interest and other expense of $243,000 on a GAAP basis and $229,000 on a non-GAAP basis for Q4 of fiscal 2015.

For the full-year fiscal 2016, interest and other income was $3.0 million on a GAAP basis and interest and other expense was $858,000 on a non-GAAP basis, compared with interest and other expense of $579,000 on a GAAP basis and interest and other expense of $1.1 million on a non-GAAP basis for the full-year of fiscal 2015.

Income Taxes

The following table outlines our income tax provision recorded and the resulting effective tax rates (in $000):

	GAAP		NON-GAAP
	Q4		Q4
	2016	2015	2016	2015
Tax Provision	$1,299	$36	$1,312	$1,739
Effective Tax Rate	38.5%	(1.4)%	38.5%	87.6%

	GAAP		NON-GAAP
	Full-year		Full-year
	2016	2015	2016	2015
Tax Provision	$7,656	$5,490	$7,360	$7,094
Effective Tax Rate	35.0%	46.5%	39.0%	41.2%

Net Income

Net income for Q4 of fiscal 2016 was $2.1 million, or 2.6% of revenue, or $0.24 per diluted share, compared with net loss of $1.3 million, or 1.8% of revenue, or $0.15 net loss per diluted share, for Q4 of fiscal 2015. Non-GAAP net income for Q4 of fiscal 2016 was $2.1 million, or 2.6% of non-GAAP revenue, or $0.24 per diluted share, compared with $0.2 million, or 0.4% of non-GAAP revenue, or $0.03 per diluted share, for Q4 of fiscal 2015.

Net income for the full-year fiscal 2016 was $12.9 million, or 4.0% of revenue, or $1.49 per diluted share, compared with net income of $7.7 million, or 2.5% of revenue, or $0.83 per diluted share, for the full-year fiscal 2015. Non-GAAP net income for the full-year fiscal 2016 was $11.5 million, or 3.6% of non-GAAP revenue, or $1.33 per diluted share, compared with non-GAAP net income of $10.1 million, or 3.3% of non-GAAP revenue, or $1.10 per diluted share, for the full-year fiscal 2015.

Non-GAAP Adjusted EBITDA

Non-GAAP Adjusted EBITDA for Q4 of fiscal 2016 was $12.9 million, or 16.2% of non-GAAP revenue, compared with $9.9 million, or 13.8% of non-GAAP revenue, for Q4 of fiscal 2015.

Non-GAAP Adjusted EBITDA for the full-year fiscal 2016 was $53.6 million, or 16.6% of non-GAAP revenue, compared with $46.8 million, or 15.6% of non-GAAP revenue, for the full-year fiscal 2015. See the exhibit to CRA’s press release and the information provided below under the heading “Non-GAAP Financial Measures” for more details regarding the calculation of non-GAAP Adjusted EBITDA.

Constant Currency Basis

On a constant currency basis relative to Q4 of fiscal 2015, Q4 of fiscal 2016 revenue would have increased by approximately $2.7 million to $82.3 million, and net income would have increased by approximately $0.2 million to $2.2 million, or to 2.7% of revenue, or by approximately $0.02 per diluted share to $0.26 per diluted share.

On a constant currency basis relative to Q4 of fiscal 2015, Q4 of fiscal 2016 non-GAAP revenue would have increased by approximately $2.7 million to $82.3 million; non-GAAP net income would have increased by approximately $0.2 million to $2.2 million, or to 2.7% of revenue, or by approximately $0.02 per diluted share to $0.26 per diluted share; Q4 of fiscal 2016 non-GAAP Adjusted EBITDA would have increased by approximately $0.4 million to $13.3 million, or 16.1% of revenue.

On a constant currency basis relative to fiscal 2015, the full-year fiscal 2016 revenue would have increased by approximately $7.1 million to $331.8 million, and net income would have increased by approximately $0.7 million to $13.6 million, or to 4.1% of revenue, or by approximately $0.08 per diluted share to $1.57 per diluted share.

On a constant currency basis relative to fiscal 2015, the full-year fiscal 2016 revenue on a non-GAAP basis would have increased by approximately $7.1 million to $331.0 million; non-GAAP net income would have increased by approximately $0.7 million to $12.2 million, or to 3.7% of revenue, or by approximately $0.08 per diluted share to $1.41 per diluted share; and non-GAAP Adjusted EBITDA would have increased by approximately $1.4 million to $55.0 million, or 16.6% of revenue. A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.

Key Balance Sheet Metrics

Billed and unbilled receivables at December 31, 2016 were $91.8 million, compared with $86.4 million at January 2, 2016. Current liabilities at December 31, 2016 were $94.1 million, compared with $86.5 million at January 2, 2016.

Total DSO in Q4 of fiscal 2016 were 102 days, consisting of 73 days of billed and 29 days of unbilled. This compares with 105 days we reported in Q4 of fiscal 2015, consisting of 73 days of billed and 32 days of unbilled.

Cash and Cash Flow

Cash and cash equivalents were $53.5 million at December 31, 2016, compared with $38.1 million at January 2, 2016.

For the full-year fiscal 2016, cash flow from operations was $48.2 million, compared with $20.4 million for the full-year fiscal 2015. Cash flow from operations in Q4 fiscal 2016 was $31.2 million compared to $25.2 million in Q4 fiscal 2015.

Capital expenditures totaled approximately $13.0 million during fiscal 2016, compared with $18.0 million during fiscal 2015. Capital expenditures totaled approximately $1.2 million in Q4 of fiscal 2016, compared with $5.3 million in Q4 of fiscal 2015.

During fiscal 2016, approximately 784,000 shares of common stock were repurchased for approximately $19.1 million, compared to approximately 477,000 shares of common stock for approximately $12.8 million during fiscal 2015. During Q4 of fiscal 2016, no shares of common stock were repurchased. During Q4 of fiscal 2015, approximately 88,000 shares of common stock were repurchased for approximately $2.0 million.

NON-GAAP FINANCIAL MEASURES

In addition to reporting its financial results in accordance with U.S. generally accepted accounting principles, or GAAP, CRA has also provided in these remarks and accompanying financial tables non-GAAP financial information. CRA believes that the use of non-GAAP measures in addition to GAAP measures is a useful method of evaluating its results of operations. CRA believes that presenting its financial results excluding the results of GNU123 Liquidating Corporation (“GNU”) formerly known as “NeuCo,” certain non-cash and/or non-recurring charges, and the other items identified below, and including presentations of Adjusted EBITDA and comparisons on a constant currency basis, is important to investors and management because they are more indicative of CRA’s ongoing operating results and financial condition. These non-GAAP financial measures should be considered in conjunction with, but not as a substitute for, the financial information presented in accordance with GAAP, and the results calculated in accordance with GAAP and reconciliations to those results should be carefully evaluated. The non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Specifically, for the fourth quarter of fiscal 2015 and for the full-year fiscal 2015, CRA has excluded GNU’s results (including its non-cash goodwill impairment charge in the fourth quarter of fiscal 2015) and a non-cash change in estimate associates with a contingent liability for a future contingent consideration payment relating to a prior acquisition.  For the fourth quarter of fiscal 2016, and the full-year fiscal 2016, CRA has excluded GNU results, and a non-cash charge relating to an increased liability for a future contingent consideration payment relating to a prior acquisition. Also, in calculating “Adjusted EBITDA” from net income (loss) attributable to CRA for these fiscal periods, CRA has excluded net income (loss) attributable to noncontrolling interests (net of tax), interest expense, net; provision for income taxes, other income (expense), net; and the following non-cash expenses: depreciation and amortization, share-based compensation expenses, and amortization of forgivable loans.

Finally, CRA also believes that fluctuations in foreign currency exchange rates can significantly affect its financial results. Therefore, CRA provides a constant currency presentation to supplement disclosures regarding its results of operations and performance. CRA calculates constant currency amounts by converting its applicable fiscal period local currency financial results using the prior fiscal year’s corresponding period exchange rates. CRA has presented in these remarks its GAAP and non-GAAP revenue, net income, net income margin, and earnings per diluted share, and its Adjusted EBITDA and Adjusted EBITDA margin for the fourth quarter of fiscal 2016 on a constant currency basis relative to the fourth quarter of fiscal 2015 and for full-year fiscal 2016 on a constant currency basis relative to fiscal 2015.

A reconciliation between the historical GAAP and non-GAAP financial measures presented in these remarks is provided in CRA’s fourth-quarter and full-year fiscal 2016 press release posted to CRA’s website at http://www.crai.com and in the financial tables below.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED  DECEMBER 31, 2016 COMPARED TO THE QUARTER ENDED JANUARY 2, 2016

(In thousands, except per share data)

	Quarter Ended December 31, 2016						Quarter Ended January 2, 2016
		GAAP	Adjustments to	Adjustments to		Non-GAAP		GAAP	Adjustments to	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	GAAP Results	Non-GAAP	% of
	Results	Revenues	(Contingent Liability) (1)	(GNU) (2)	Results	Revenues	Results	Revenues	(Contingent Liability) (1)	(GNU) (2)	Results	Revenues

Revenues	$79,569	100.0%	$—	$—	$79,569	100.0%	$72,460	100.0%	$—	$906	$71,554	100.0%
Costs of services	56,083	70.5%	69	—	56,014	70.4%	51,127	70.6%	(71)	318	50,880	71.1%
Gross profit	23,486	29.5%	(69)	—	23,555	29.6%	21,333	29.4%	71	588	20,674	28.9%

Selling, general and administrative expenses	17,836	22.4%	—	(40)	17,876	22.5%	17,334	23.9%	—	660	16,674	23.3%
Depreciation and amortization	2,035	2.6%	—	—	2,035	2.6%	1,785	2.5%	—	—	1,785	2.5%
GNU goodwill impairment	—	0.0%	—	—	—	0.0%	4,524	6.2%	—	4,524	—	0.0%
Income (loss) from operations	3,615	4.5%	(69)	40	3,644	4.6%	(2,310)	-3.2%	71	(4,596)	2,215	3.1%

Interest and other (expense), net	(240)	-0.3%	—	—	(240)	-0.3%	(243)	-0.3%	—	(14)	(229)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	3,375	4.2%	(69)	40	3,404	4.3%	(2,553)	-3.5%	71	(4,610)	1,986	2.8%
(Provision for) benefit from income taxes	(1,299)	-1.6%	13	—	(1,312)	-1.6%	(36)	0.0%	—	1,703	(1,739)	-2.4%
Net income (loss)	2,076	2.6%	(56)	40	2,092	2.6%	(2,589)	-3.5%	71	(2,907)	247	0.4%
Net (income) loss attributable to noncontrolling interests, net of tax	(18)	0.0%	—	(18)	—	0.0%	1,282	1.7%	—	1,282	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$2,058	2.6%	$(56)	$22	$2,092	2.6%	$(1,307)	-1.8%	$71	$(1,625)	$247	0.4%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.25				$0.25		$(0.15)				$0.03
Diluted	$0.24				$0.24		$(0.15)				$0.03

Weighted average number of shares outstanding:
Basic	8,269				8,269		8,876				8,876
Diluted	8,443				8,443		8,876				9,039

(1) This adjustment includes activity related to an increase in the liability for future contingent consideration payments in connection with a previous acquisition.

(2) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR-TO-DATE PERIOD ENDED DECEMBER 31, 2016 COMPARED TO THE YEAR-TO-DATE PERIOD ENDED JANUARY 2, 2016

(In thousands, except per share data)

	Year-To-Date Period Ended December 31, 2016						Year-To-Date Period Ended January 2, 2016
		GAAP	Adjustments to	Adjustments to		Non-GAAP		GAAP	Adjustments to	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	GAAP Results	Non-GAAP	% of
	Results	Revenues	(Contingent Liability) (1)	(GNU) (2)	Results	Revenues	Results	Revenues	(Contingent Liability) (1)	(GNU) (2)	Results	Revenues

Revenues	$324,779	100.0%	$—	$826	$323,953	100.0%	$303,559	100.0%	$—	$3,765	$299,794	100.0%
Costs of services	227,380	70.0%	72	452	226,856	70.0%	207,650	68.4%	762	1,359	205,529	68.6%
Gross profit	97,399	30.0%	(72)	374	97,097	30.0%	95,909	31.6%	(762)	2,406	94,265	31.4%

Selling, general and administrative expenses	70,584	21.7%	—	1,103	69,481	21.4%	72,439	23.9%	—	3,065	69,374	23.1%
Depreciation and amortization	7,896	2.4%	—	—	7,896	2.4%	6,552	2.2%	—	—	6,552	2.2%
GNU goodwill impairment	—	0.0%	—	—	—	0.0%	4,524	1.5%	—	4,524	—	0.0%
Income (loss) from operations	18,919	5.8%	(72)	(729)	19,720	6.1%	12,394	4.0%	(762)	(5,183)	18,339	6.1%

Interest and other income (expense), net	2,970	0.9%	—	3,828	(858)	-0.3%	(579)	-0.1%	—	557	(1,136)	-0.4%
Income (loss) before provision for income taxes and noncontrolling interest	21,889	6.7%	(72)	3,099	18,862	5.8%	11,815	3.9%	(762)	(4,626)	17,203	5.7%
(Provision for) benefit from income taxes	(7,656)	-2.4%	(246)	(50)	(7,360)	-2.3%	(5,490)	-1.8%	—	1,604	(7,094)	-2.4%
Net income (loss)	14,233	4.4%	(318)	3,049	11,502	3.6%	6,325	2.1%	(762)	(3,022)	10,109	3.3%
Net (income) loss attributable to noncontrolling interests, net of tax	(1,345)	-0.4%	—	(1,345)	—	0.0%	1,332	0.4%	—	1,332	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$12,888	4.0%	$(318)	$1,704	$11,502	3.6%	$7,657	2.5%	$(762)	$(1,690)	$10,109	3.3%

Net Income per share attributable to CRA International, Inc.:
Basic	$1.50				$1.34		$0.84				$1.12
Diluted	$1.49				$1.33		$0.83				$1.10

Weighted average number of shares outstanding:
Basic	8,503				8,503		9,010				9,010
Diluted	8,601				8,601		9,195				9,195

(1) This adjustment includes activity related to an increase in the liability for future contingent consideration payments in connection with a previous acquisition.

(2) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as  “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

CRA INTERNATIONAL, INC.

UNAUDITED ADJUSTED EBITDA INCLUDING A RECONCILIATION TO NON-GAAP ADJUSTED EBITDA

FOR THE QUARTER AND YEAR-TO-DATE PERIOD ENDED DECEMBER 31, 2016 COMPARED TO THE QUARTER AND YEAR-TO-DATE PERIOD ENDED JANUARY 2, 2016

(In thousands)

	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP
	Quarter Ended	% of	GAAP Results	GAAP Results	Quarter Ended	% of	Quarter Ended	% of	GAAP Results	GAAP Results	Quarter Ended	% of
	December 31, 2016	Revenues	(Contingent Liability) (1)	(GNU) (2)	December 31, 2016	Revenues	January 2, 2016	Revenues	(Contingent Liability) (1)	(GNU) (2)	January 2, 2016	Revenues

Revenues	$79,569	100.0%	$—	$—	$79,569	100.0%	$72,460	100.0%	$—	$906	$71,554	100.0%

Net income (loss) attributable to CRA International, Inc.	$2,058	2.6%	$(56)	$22	$2,092	2.6%	$(1,307)	-1.8%	$71	$(1,625)	$247	0.3%
Net Income (loss) attributable to noncontrolling interest, net of tax	18	0.0%	—	18	—	0.0%	(1,282)	-1.8%	—	(1,282)	—	0.0%
Net income (loss)	2,076	2.6%	(56)	40	2,092	2.6%	(2,589)	-3.6%	71	(2,907)	247	0.3%
Interest expense,net	113	0.1%	—	—	113	0.1%	136	0.2%	—	14	122	0.2%
Provision for (benefit from) income taxes	1,299	1.6%	(13)	—	1,312	1.6%	36	0.0%	—	(1,703)	1,739	2.4%
Depreciation and amortization	2,035	2.6%	—	—	2,035	2.6%	1,785	2.5%	—	—	1,785	2.5%
EBITDA	5,523	6.9%	(69)	40	5,552	7.0%	(632)	-0.9%	71	(4,596)	3,893	5.4%
Share-based compensation expenses	2,080	2.6%	—	—	2,080	2.6%	1,365	1.9%	—	—	1,365	1.9%
Amortization of forgivable loans	5,127	6.4%	—	—	5,127	6.4%	4,493	6.2%	—	—	4,493	6.3%
Other expense, net	126	0.2%	—	—	126	0.2%	107	0.1%	—	—	107	0.1%
Adjusted EBITDA	$12,856	16.2%	$(69)	$40	$12,885	16.2%	$5,333	7.4%	$71	$(4,596)	$9,858	13.8%

	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Adjustments to	Non-GAAP	Non-GAAP
	Year-to-Date Period Ended	% of	GAAP Results	GAAP Results	Year-to-Date Period Ended	% of	Year-to-Date Period Ended	% of	GAAP Results	GAAP Results	Year-to-Date Period Ended	% of
	December 31, 2016	Revenues	(Contingent Liability) (1)	(GNU) (2)	December 31, 2016	Revenues	January 2, 2016	Revenues	(Contingent Liability) (1)	(GNU) (2)	January 2, 2016	Revenues

Revenues	$324,779	100.0%	$—	$826	$323,953	100.0%	$303,559	100.0%	$—	$3,765	$299,794	100.0%

Net income (loss) attributable to CRA International, Inc.	$12,888	4.0%	$(318)	$1,704	$11,502	3.6%	$7,657	2.5%	$(762)	$(1,690)	$10,109	3.4%
Net income (loss) attributable to noncontrolling interest, net of tax	1,345	0.4%	—	1,345	—	0.0%	(1,332)	-0.4%	—	(1,332)	—	0.0%
Net income (loss)	14,233	4.4%	(318)	3,049	11,502	3.6%	6,325	2.1%	(762)	(3,022)	10,109	3.4%
Interest expense,net	470	0.1%	—	7	463	0.1%	538	0.2%	—	49	489	0.2%
Provision for (benefit from) income taxes	7,656	2.4%	246	50	7,360	2.3%	5,490	1.8%	—	(1,604)	7,094	2.4%
Depreciation and amortization	7,896	2.4%	—	—	7,896	2.4%	6,552	2.2%	—	—	6,552	2.2%
EBITDA	30,255	9.3%	(72)	3,106	27,221	8.4%	18,905	6.2%	(762)	(4,577)	24,244	8.1%
Share-based compensation expenses	6,866	2.1%	—	—	6,866	2.1%	5,770	1.9%	—	—	5,770	1.9%
Amortization of forgivable loans	19,150	5.9%	—	—	19,150	5.9%	16,183	5.3%	—	—	16,183	5.4%
Other income (expense),net	(3,440)	-1.1%	—	(3,836)	396	0.1%	41	0.0%	—	(606)	647	0.2%
Adjusted EBITDA	$52,831	16.3%	$(72)	$(730)	$53,633	16.6%	$40,899	13.5%	$(762)	$(5,183)	$46,844	15.6%

(1) This adjustment includes activity related to an increase in the liability for future contingent consideration payments in connection with a previous acquisition.

(2) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

 CRA INTERNATIONAL, INC.

 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

 (In thousands)

	December 31,	January 2,
	2016	2016

Assets
Cash and cash equivalents	$53,530	$38,139
Accounts receivable and unbilled, net	91,789	86,377
Other current assets	25,192	16,278
Total current assets	170,511	140,794

Property and equipment, net	36,381	31,338
Goodwill and intangible assets, net	77,449	80,561
Other assets	39,301	61,024
Total assets	$323,642	$313,717

Liabilities and shareholders’ equity
Current liabilities	$94,100	$86,458
Long-term liabilities	21,659	16,191
Total liabilities	115,759	102,649

Total shareholders’ equity	207,883	211,068
Total liabilities and shareholders’ equity	$323,642	$313,717

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year-to-Date	Fiscal Year-to-Date
	December 31,	January 2,
	2016	2016
Operating activities:
Net income	$14,233	$6,325
Adjustments to reconcile net income to net cash provided by operating activities, net of effect of acquired business
GNU gain on sale of business (1)	(3,836)	—
Non-cash items, net	26,676	20,717
Accounts receivable and unbilled services	(9,020)	(4,210)
Working capital items, net	20,110	(2,408)
Net cash provided by operating activities	48,163	20,424

Investing activities:
Purchase of property and equipment	(13,023)	(17,975)
GNU cash proceeds from sale of business assets	1,100	—
Collections on notes receivable	—	1,557
Payments on notes receivable	—	(78)
Net cash used in investing activities	(11,923)	(16,496)

Financing activities:
Issuance of common stock, principally stock option exercises	2,853	602
Payments on notes payable	(75)	(300)
Borrowings under line of credit	7,500	4,000
Repayments under line of credit	(7,500)	(4,000)
Cash dividend paid to shareholders	(1,166)	—
Excess tax benefits from share based compensation	393	128
Tax withholding payments reimbursed by restricted shares	(1,880)	(668)
Repurchase of common stock	(19,315)	(12,806)

Net cash used in financing activities	(19,190)	(13,044)

Effect of foreign exchange rates on cash and cash equivalents	(1,659)	(944)

Net increase (decrease) in cash and cash equivalents	15,391	(10,060)
Cash and cash equivalents at beginning of period	38,139	48,199

Cash and cash equivalents at end of period	$53,530	$38,139

Noncash investing and financing activities:
Issuance of common stock for acquired business	$44	$42
Purchases of property and equipment not yet paid for	$118	$1,593
Purchases of property and equipment paid by a third party	$92	$2,785
Asset retirement obligations	$844	$—
Supplemental cash flow information:
Cash paid for income taxes	$6,184	$9,688
Cash paid for interest	$405	$240
Securities received from a customer for settlement of accounts receivable	$—	$192

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), CRA’s majority owned subsidiary formerly known as  “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.